U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 18, 2001.

                        COMMISSION FILE NUMBER: 333-30364

                              I T Technology, Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                                       98-0200077
        ------------------------------------------------------------------
       (State or jurisdiction of                 (I.R.S. Employer I.D. No.)
        incorporation or organization)



                                 34-36 Punt Road
                                  Windsor 3181
                         Melbourne, Victoria, Australia
                         ------------------------------
                    (Address of principal executive offices)


               Registrant's telephone number: (011) 613-9533-7800


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 1.    Changes in Control of Registrant
-------------------------------------------

            Not applicable

Item 2.    Acquisition or Disposition of Assets
-----------------------------------------------

           At a meeting of the Board of Directors on June 25, 2001, Registrant approved the acquisition of a portfolio of equity securities traded on the Australian Stock Exchange Limited from affiliated entities of Levi Mochkin, a director and Chief Executive Officer of Registrant, in order to provide additional liquidity for Registrant. The portfolio of securities was valued at an aggregate of $701,869, based on recent share prices quoted on the Australian Stock Exchange, and the purchase price will be satisfied through the issuance of 7,018,697 shares of Registrant's common stock at a price of $.10 per share to the Australian entities which sold the portfolio. These shares of Registrant's common stock have not been Registered under the Securities Act of 1933.

           None of the shares acquired in the transaction will result in Registrant controlling any entity.

Item 3.    Bankruptcy or Receivership
-------------------------------------

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant
--------------------------------------------------------

           Not Applicable

Item 5.    Other Events
-----------------------

           VideoDome Shareholders Agreement
           --------------------------------

           On July 2, 2001, Bickhams Media, Inc., a wholly-owned subsidiary of Registrant ("Bickhams"), and VideoDome.com Networks, Inc. ("VideoDome") entered into a Shareholders Agreement relating to the conversion of Bickhams' interest in VideoDome from shares of Series A Preferred Stock to common stock. The Shareholders Agreement provides for the following:

            o The termination of the Stock Option Agreement between VideoDome and Bickhams;

            o An additional investment of $230,000 in VideoDome by Bickhams, of which $80,000 had been consummated as of the date of the Shareholders Agreement;

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

            o The exchange by Bickhams of its shares of VideoDome's Series A Preferred Stock for a number of shares equal to one-half of VideoDome's common stock, and amending VideoDome's Articles of Incorporation to achieve such exchange;

            o Entering into an option agreement between Daniel Aharonoff and Vardit Cohen and Registrant, allowing these individuals to acquires shares of Registrant's common stock, subject to meeting certain financial goals;

            o the election of two individuals selected by Bickhams to VideoDome's board of directors;

            o     compensation for Oren Ariel based on certain financial goals;

            o     financial reporting requirements; and

            o     certain other matters.

A copy of the Shareholders Agreement is attached as an exhibit to this Report.

Item 6.    Resignations of Registrant's Directors
-------------------------------------------------

On June 18, 2001, Anthony Davis resigned as director of Registrant. Mr. Davis has not expressed any disagreement with Registrant's operations policies or practices.

Item 7.    Financial Statements and Exhibits
--------------------------------------------

            (a)   Financial Statements of Business Acquired.

                       Not applicable.

            (b)   Pro forma Financial Information.

                       Not applicable.

            (c)   Exhibits.

                        Exhibit 1.    Notice of portfolio purchase.

                        Exhibit 2.    Shareholders Agreement between
                                      VideoDome.Com Networks, Inc. and
                                      Bickhams Media, Inc.

                        Exhibit 3.    Letter of Resignation of Anthony Davis

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2001.

I.T. Technology, Inc.

/s/ Levi Mochkin
---------------------------
By: Levi Mochkin, Chief Executive Officer



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